UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

Class A:STHAX

October 31, 2024

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AB Sustainable Thematic Credit Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Sustainable Thematic Credit Portfolio (the “Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/STHAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$91	0.85%

How Did the Fund Perform Last Year? What Affected the Fund's Performance?

During the 12-month period, all share classes outperformed the Bloomberg US Corporate Bond Index (the "benchmark”), before sales charges. Over the period, security selection among US investment-grade corporate bonds was the largest contributor to performance. Yield-curve positioning also contributed, mostly from overweights to the five- and 10-year parts of the US curve, which partially offset losses from being underweight to the two- and 20-year parts of the curve. Sector allocation and currency decisions did not impact performance results.

The Fund used derivatives in the form of futures and currency forwards for hedging purposes; Treasury futures were utilized to manage duration, country exposure, and yield-curve positioning during the period; currency forwards were utilized to hedge currency risk during the period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection and yield-curve positioning contributed to relative performance.

Top detractors from performance:

  During the 12-month period, some yield-curve positioning detracted from results.

Class A:STHAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	Bloomberg US Corporate Bond Index
05/21	$9,579	$10,000
10/21	$9,770	$10,246
10/22	$7,671	$8,241
10/23	$7,857	$8,469
10/24	$8,943	$9,623

Average Annual Total Returns

Class Name	1 Year	Since Inception 05/10/21
Class A (without sales charges)	13.83%	-1.96%
Class A (with sales charges)	8.99%	-3.16%
Bloomberg US Corporate Bond Index	13.63%	-1.10%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/STHAX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$256,258,801
# of Portfolio Holdings	396
Portfolio Turnover Rate	46%
Total Advisory Fees Paid	$996,440

Class A:STHAX

2

Graphical Representation of Holdings

Security Type Breakdown

Value	Value
Corporates - Investment Grade	95.8%
Emerging Markets - Corporate Bonds	1.0%
Supranationals	0.5%
Corporates - Non-Investment Grade	0.4%
Quasi-Sovereigns	0.3%
Governments - Sovereign Bonds	0.2%
Local Governments - US Municipal Bonds	0.0%
Short-Term Investments	0.9%
Other Assets less Liabilities	0.9%

Country Breakdown

Value	Value
United States	71.7%
United Kingdom	6.3%
Canada	2.2%
Germany	2.2%
France	2.1%
Spain	2.0%
Italy	2.0%
Ireland	1.9%
Chile	1.5%
Brazil	1.0%
Peru	0.8%
Switzerland	0.7%
Netherlands	0.5%
Other	3.3%
Short-Term Investments	0.9%
Other Assets less Liabilities	0.9%

Availability of Additional Information

You can find additional information at https://www.abfunds.com/link/AB/STHAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A:STHAX

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/STHAX-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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STC-A-0153-1024

Class A:STHAX

4

Advisor Class:STHYX

October 31, 2024

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AB Sustainable Thematic Credit Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Sustainable Thematic Credit Portfolio (the “Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/STHYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$64	0.60%

How Did the Fund Perform Last Year? What Affected the Fund's Performance?

During the 12-month period, all share classes outperformed the Bloomberg US Corporate Bond Index (the "benchmark”), before sales charges. Over the period, security selection among US investment-grade corporate bonds was the largest contributor to performance. Yield-curve positioning also contributed, mostly from overweights to the five- and 10-year parts of the US curve, which partially offset losses from being underweight to the two- and 20-year parts of the curve. Sector allocation and currency decisions did not impact performance results.

The Fund used derivatives in the form of futures and currency forwards for hedging purposes; Treasury futures were utilized to manage duration, country exposure, and yield-curve positioning during the period; currency forwards were utilized to hedge currency risk during the period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection and yield-curve positioning contributed to relative performance.

Top detractors from performance:

  During the 12-month period, some yield-curve positioning detracted from results.

Advisor Class:STHYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	Bloomberg US Corporate Bond Index
05/21	$10,000	$10,000
10/21	$10,212	$10,246
10/22	$8,038	$8,241
10/23	$8,253	$8,469
10/24	$9,418	$9,623

Average Annual Total Returns

Class Name	1 Year	Since Inception 05/10/21
Advisor Class	14.12%	-1.71%
Bloomberg US Corporate Bond Index	13.63%	-1.10%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/STHYX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$256,258,801
# of Portfolio Holdings	396
Portfolio Turnover Rate	46%
Total Advisory Fees Paid	$996,440

Advisor Class:STHYX

2

Graphical Representation of Holdings

Security Type Breakdown

Value	Value
Corporates - Investment Grade	95.8%
Emerging Markets - Corporate Bonds	1.0%
Supranationals	0.5%
Corporates - Non-Investment Grade	0.4%
Quasi-Sovereigns	0.3%
Governments - Sovereign Bonds	0.2%
Local Governments - US Municipal Bonds	0.0%
Short-Term Investments	0.9%
Other Assets less Liabilities	0.9%

Country Breakdown

Value	Value
United States	71.7%
United Kingdom	6.3%
Canada	2.2%
Germany	2.2%
France	2.1%
Spain	2.0%
Italy	2.0%
Ireland	1.9%
Chile	1.5%
Brazil	1.0%
Peru	0.8%
Switzerland	0.7%
Netherlands	0.5%
Other	3.3%
Short-Term Investments	0.9%
Other Assets less Liabilities	0.9%

Availability of Additional Information

You can find additional information at https://www.abfunds.com/link/AB/STHYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Advisor Class:STHYX

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/STHYX-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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STC-ADV-0153-1024

Advisor Class:STHYX

4

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Sustainable Thematic Credit	2023	$47,250	$—	$16,687
	2024	$47,250	$—	$22,920

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Sustainable Thematic Credit	2023	$1,777,717	$16,687
			$—
			$(16,687)
	2024	$2,047,226	$22,920
			$—
			$(22,920)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

OCT 10.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

October 31, 2024

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 95.8%
Industrial – 53.1%
Basic – 2.6%
Arkema SA Series E 0.125%, 10/14/2026(a)	EUR	200	$206,412
Ecolab, Inc. 2.75%, 08/18/2055	U.S.$	525	324,371
Inversiones CMPC SA
3.85%, 01/13/2030(a)		905	837,125
6.125%, 02/26/2034(a)		385	393,520
Sealed Air Corp. 1.57%, 10/15/2026(a)		1,485	1,386,320
Smurfit Kappa Treasury ULC 5.20%, 01/15/2030(a)		2,503	2,523,982
Sociedad Quimica y Minera de Chile SA 6.50%, 11/07/2033(a)		536	559,579
Suzano Austria GmbH 6.00%, 01/15/2029		425	430,180

			6,661,489

Capital Goods – 6.8%
Caterpillar Financial Services Corp. 5.00%, 05/14/2027		868	880,190
CNH Industrial Capital LLC 1.45%, 07/15/2026		1,605	1,516,740
5.10%, 04/20/2029		284	285,965
Eaton Corp. 4.15%, 03/15/2033		1,472	1,407,346
4.70%, 08/23/2052		380	348,888
John Deere Capital Corp. 4.40%, 09/08/2031		419	409,029
4.70%, 06/10/2030		420	420,627
4.75%, 01/20/2028		933	940,873
4.85%, 10/11/2029		263	265,935
4.95%, 03/06/2026		594	597,613
4.95%, 07/14/2028		428	433,716
Parker-Hannifin Corp. 4.20%, 11/21/2034		1,305	1,225,074
4.45%, 11/21/2044		325	285,533
6.25%, 05/15/2038		490	532,428
Regal Rexnord Corp. 6.05%, 04/15/2028		19	19,432
6.30%, 02/15/2030		82	84,877
Republic Services, Inc. 0.875%, 11/15/2025		614	590,090
1.75%, 02/15/2032		1,275	1,032,682
5.00%, 12/15/2033		417	416,464

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Trane Technologies Financing Ltd. 3.50%, 03/21/2026	U.S.$	405	$398,857
5.25%, 03/03/2033		154	157,364
Trane Technologies Global Holding Co., Ltd. 5.75%, 06/15/2043		495	513,441
Waste Management, Inc. 1.50%, 03/15/2031		470	387,831
4.50%, 03/15/2028		910	908,453
4.95%, 07/03/2027		981	991,251
Xylem, Inc./NY 1.95%, 01/30/2028		1,725	1,589,396
2.25%, 01/30/2031		886	765,506

			17,405,601

Communications - Media – 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/2029		320	280,881
4.40%, 04/01/2033		390	348,258
6.10%, 06/01/2029		597	609,238
6.15%, 11/10/2026		12	12,250
6.38%, 10/23/2035		1,226	1,225,684
6.83%, 10/23/2055		630	610,982
Comcast Corp. 4.65%, 02/15/2033		590	580,691
Thomson Reuters Corp. 5.50%, 08/15/2035		570	579,910

			4,247,894

Communications - Telecommunications – 3.7%
AT&T, Inc. 2.25%, 02/01/2032		10	8,321
2.55%, 12/01/2033		133	108,274
4.50%, 05/15/2035		710	665,365
5.40%, 02/15/2034		1,094	1,110,940
British Telecommunications PLC 9.625%, 12/15/2030(b)		70	86,097
Corning, Inc. 4.70%, 03/15/2037		62	58,434
5.45%, 11/15/2079		280	261,536
Sprint Capital Corp. 8.75%, 03/15/2032		1,070	1,293,661
T-Mobile USA, Inc. 2.70%, 03/15/2032		1,765	1,512,228
3.60%, 11/15/2060		445	305,889
3.875%, 04/15/2030		172	163,387
5.15%, 04/15/2034		497	496,397

2 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TELUS Corp. 3.40%, 05/13/2032	U.S.$	1,194	$1,064,551
Verizon Communications, Inc. 2.355%, 03/15/2032		416	347,116
2.55%, 03/21/2031		329	285,573
3.875%, 02/08/2029		835	807,857
4.50%, 08/10/2033		439	417,844
Vodafone Group PLC 4.875%, 06/19/2049		617	545,292

			9,538,762

Consumer Cyclical - Automotive – 3.8%
Aptiv PLC 4.40%, 10/01/2046		180	139,894
5.40%, 03/15/2049		215	191,587
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032		605	527,961
4.15%, 05/01/2052		395	292,408
Aptiv PLC/Aptiv Global Financing DAC 5.15%, 09/13/2034		883	838,760
BMW US Capital LLC 4.60%, 08/13/2027(a)		1,022	1,019,699
Ford Motor Co. 3.25%, 02/12/2032		1,456	1,219,230
Ford Motor Credit Co. LLC 3.375%, 11/13/2025		572	561,053
6.05%, 03/05/2031		960	965,873
6.125%, 03/08/2034		253	250,449
General Motors Co. 5.60%, 10/15/2032		1,353	1,373,703
5.95%, 04/01/2049		395	385,503
General Motors Financial Co., Inc. 2.35%, 01/08/2031		145	122,112
3.60%, 06/21/2030		71	65,091
3.85%, 01/05/2028		435	420,104
6.05%, 10/10/2025		360	363,599
Harley-Davidson Financial Services, Inc. 5.95%, 06/11/2029(a)		643	644,371
Lear Corp. 4.25%, 05/15/2029		415	400,355

			9,781,752

Consumer Cyclical - Other – 1.7%
DR Horton, Inc. 5.00%, 10/15/2034		538	525,056
MDC Holdings, Inc. 6.00%, 01/15/2043		1,130	1,156,922

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PulteGroup, Inc. 6.00%, 02/15/2035	U.S.$	410	$428,880
6.375%, 05/15/2033		965	1,032,869
7.875%, 06/15/2032		1,003	1,167,239

			4,310,966

Consumer Cyclical - Retailers – 0.7%
Home Depot, Inc. (The) 1.50%, 09/15/2028		1,425	1,275,067
Lowe’s Cos., Inc. 5.80%, 09/15/2062		645	644,869

			1,919,936

Consumer Non-Cyclical – 12.2%
Abbott Laboratories 4.75%, 11/30/2036		1,065	1,045,820
AbbVie, Inc. 4.80%, 03/15/2027		1,200	1,208,112
4.875%, 11/14/2048		1,275	1,191,584
Amgen, Inc. 6.375%, 06/01/2037		867	947,598
AstraZeneca PLC 6.45%, 09/15/2037		445	498,321
Baxalta, Inc. 4.00%, 06/23/2025		549	546,099
Biogen, Inc. 2.25%, 05/01/2030		30	26,021
Bristol-Myers Squibb Co. 3.70%, 03/15/2052		510	383,128
3.90%, 03/15/2062		495	369,074
4.25%, 10/26/2049		725	607,050
6.40%, 11/15/2063		1,078	1,204,748
Cardinal Health, Inc. 5.125%, 02/15/2029		717	723,405
Cencosud SA 5.95%, 05/28/2031(a)		740	749,324
Conagra Brands, Inc. 5.30%, 11/01/2038		545	523,622
CVS Health Corp. 4.78%, 03/25/2038		900	801,664
4.875%, 07/20/2035		1,305	1,215,398
5.70%, 06/01/2034		506	508,343
6.00%, 06/01/2063		936	901,359
Danaher Corp. 2.60%, 10/01/2050		225	141,750
DH Europe Finance II SARL 3.40%, 11/15/2049		450	330,894
Eli Lilly & Co. 4.50%, 02/09/2029		1,212	1,211,906
5.20%, 08/14/2064		491	478,996

4 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fresenius Medical Care US Finance III, Inc. 3.00%, 12/01/2031(a)	U.S.$	945	$795,152
General Mills, Inc. 2.25%, 10/14/2031		1,964	1,659,403
4.70%, 01/30/2027		217	217,164
Gilead Sciences, Inc. 4.50%, 02/01/2045		320	282,945
4.75%, 03/01/2046		375	341,249
4.80%, 04/01/2044		410	377,963
5.25%, 10/15/2033		21	21,432
HCA, Inc. 3.50%, 07/15/2051		425	288,441
3.625%, 03/15/2032		198	178,059
5.50%, 06/15/2047		735	696,637
IQVIA, Inc. 6.25%, 02/01/2029		327	340,749
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	146,116
Kenvue, Inc. 5.20%, 03/22/2063		1,478	1,433,005
Kraft Heinz Foods Co. 6.875%, 01/26/2039		622	699,671
Medtronic, Inc. 4.375%, 03/15/2035		365	349,553
Merck & Co., Inc. 1.90%, 12/10/2028		1,800	1,629,932
2.90%, 12/10/2061		225	136,311
Pfizer, Inc. 4.125%, 12/15/2046		775	647,748
7.20%, 03/15/2039		285	340,011
Procter & Gamble Co. (The) 4.15%, 10/24/2029		1,299	1,290,275
Roche Holdings, Inc. 4.20%, 09/09/2029(a)		1,295	1,273,074
Sutter Health 5.16%, 08/15/2033		182	183,106
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		340	232,491
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041		1,275	922,913
4.98%, 08/10/2030		370	375,259
Unilever Capital Corp. 4.25%, 08/12/2027		486	484,193
Wyeth LLC 5.95%, 04/01/2037		265	281,607

			31,238,675

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 3.5%
Global Payments, Inc. 3.20%, 08/15/2029	U.S.$	1,970	$1,813,169
5.95%, 08/15/2052		405	404,814
Mastercard, Inc. 1.90%, 03/15/2031		1,503	1,284,431
3.85%, 03/26/2050		2,565	2,066,381
Moody’s Corp. 5.00%, 08/05/2034		659	654,914
PayPal Holdings, Inc. 5.25%, 06/01/2062		600	570,897
S&P Global, Inc. 2.30%, 08/15/2060		590	311,468
2.90%, 03/01/2032		863	760,089
3.90%, 03/01/2062		235	181,710
4.25%, 05/01/2029		58	56,976
5.25%, 09/15/2033		477	488,086
Verisk Analytics, Inc. 5.75%, 04/01/2033		264	276,159

			8,869,094

Technology – 14.6%
Analog Devices, Inc. 2.95%, 10/01/2051		1,091	724,806
5.05%, 04/01/2034		958	969,391
Apple, Inc. 4.10%, 08/08/2062		998	826,514
Applied Materials, Inc. 4.80%, 06/15/2029		538	542,467
Autodesk, Inc. 2.40%, 12/15/2031		2,712	2,305,074
Broadcom, Inc. 2.45%, 02/15/2031(a)		643	555,091
3.19%, 11/15/2036(a)		694	562,533
3.42%, 04/15/2033(a)		641	565,451
4.15%, 02/15/2028		232	227,775
5.05%, 07/12/2027		477	481,662
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031		1,460	1,260,075
2.90%, 12/01/2029		569	516,419
CDW LLC/CDW Finance Corp. 3.28%, 12/01/2028		986	918,381
Cisco Systems, Inc. 5.05%, 02/26/2034		658	669,020
5.35%, 02/26/2064		895	897,352
5.50%, 01/15/2040		1,075	1,109,307
5.90%, 02/15/2039		50	53,793

6 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 4.35%, 02/01/2030	U.S.$	530	$514,952
8.10%, 07/15/2036		579	699,025
Entegris, Inc. 4.75%, 04/15/2029(a)		390	377,627
Fiserv, Inc. 5.35%, 03/15/2031		572	584,253
5.625%, 08/21/2033		539	554,046
Hewlett Packard Enterprise Co. 4.40%, 09/25/2027		427	423,424
HP, Inc. 2.65%, 06/17/2031		650	560,920
Intel Corp. 1.60%, 08/12/2028		1,188	1,046,149
International Business Machines Corp. 3.43%, 02/09/2052		575	406,821
4.00%, 06/20/2042		865	721,786
4.90%, 07/27/2052		735	673,793
Intuit, Inc. 5.50%, 09/15/2053		880	895,605
Jabil, Inc. 4.25%, 05/15/2027		1,429	1,406,506
5.45%, 02/01/2029		356	360,391
KLA Corp. 4.70%, 02/01/2034		485	476,973
5.00%, 03/15/2049		900	846,985
Lam Research Corp. 2.875%, 06/15/2050		1,220	808,328
3.125%, 06/15/2060		480	309,881
Micron Technology, Inc. 2.70%, 04/15/2032		2,298	1,942,592
5.875%, 02/09/2033		144	148,910
Microsoft Corp. 2.675%, 06/01/2060		500	305,354
3.04%, 03/17/2062		1,166	779,240
4.50%, 02/06/2057		738	693,183
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.25%, 05/11/2041		705	527,192
5.00%, 01/15/2033		365	358,711
Oracle Corp. 4.125%, 05/15/2045		673	541,779
6.90%, 11/09/2052		489	562,130
QUALCOMM, Inc. 4.65%, 05/20/2035		1,465	1,434,038
Salesforce, Inc. 2.90%, 07/15/2051		642	424,891
SK Hynix, Inc. 6.375%, 01/17/2028(a)		485	502,363

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Skyworks Solutions, Inc. 3.00%, 06/01/2031	U.S.$	2,426	$2,089,826
Texas Instruments, Inc. 4.10%, 08/16/2052		272	223,457
5.05%, 05/18/2063		739	695,974
VMware LLC 4.70%, 05/15/2030		545	535,237
Western Digital Corp. 2.85%, 02/01/2029		956	846,261

			37,463,714

Transportation - Railroads – 1.3%
Canadian Pacific Railway Co. 5.95%, 05/15/2037		1,644	1,725,531
CSX Corp. 6.00%, 10/01/2036		875	937,820
6.15%, 05/01/2037		599	648,997

			3,312,348

Transportation - Services – 0.5%
Ashtead Capital, Inc. 5.95%, 10/15/2033(a)		436	445,860
Ryder System, Inc. 5.375%, 03/15/2029		844	857,901

			1,303,761

			136,053,992

Financial Institutions – 35.6%
Banking – 24.2%
ABN AMRO Bank NV 2.47%, 12/13/2029(a)		400	361,632
4.80%, 04/18/2026(a)		600	596,613
AIB Group PLC 5.87%, 03/28/2035(a)		851	870,712
Ally Financial, Inc. 6.85%, 01/03/2030		602	625,702
6.99%, 06/13/2029		503	524,859
American Express Co. 5.645%, 04/23/2027		851	861,779
Banco Bilbao Vizcaya Argentaria SA 7.88%, 11/15/2034		600	671,664
Banco Santander SA 4.175%, 03/24/2028		400	392,189
4.25%, 04/11/2027		400	393,986
5.18%, 11/19/2025		200	199,888
5.29%, 08/18/2027		400	402,773
6.53%, 11/07/2027		400	413,273
9.625%, 05/21/2033(c)		200	231,115

8 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of America Corp. 3.705%, 04/24/2028	U.S.$	530	$516,080
3.85%, 03/08/2037		1,660	1,488,795
4.38%, 04/27/2028		375	371,132
Bank of Ireland Group PLC 5.60%, 03/20/2030(a)		268	273,089
6.25%, 09/16/2026(a)		1,009	1,017,978
Barclays PLC 5.09%, 06/20/2030		535	526,575
5.335%, 09/10/2035		1,295	1,268,502
6.22%, 05/09/2034		297	311,019
7.12%, 06/27/2034		544	589,163
BNP Paribas SA 4.625%, 02/25/2031(a)(c)		412	347,110
CaixaBank SA 6.04%, 06/15/2035(a)		977	1,001,998
6.84%, 09/13/2034(a)		388	419,692
Capital One Financial Corp. 2.36%, 07/29/2032		726	585,185
5.46%, 07/26/2030		887	894,825
5.47%, 02/01/2029		116	117,394
6.05%, 02/01/2035		474	487,151
6.31%, 06/08/2029		365	379,010
Citibank NA 4.84%, 08/06/2029		878	880,722
Citigroup, Inc. 4.54%, 09/19/2030		1,287	1,260,773
5.45%, 06/11/2035		500	504,329
5.83%, 02/13/2035		467	470,991
Citizens Financial Group, Inc. 5.72%, 07/23/2032		663	669,376
Cooperatieve Rabobank UA 4.375%, 06/29/2027(a)(c)	EUR	200	211,647
Credit Agricole SA 1.25%, 01/26/2027(a)	U.S.$	1,285	1,225,922
Series E 0.125%, 12/09/2027	EUR	200	198,719
Danske Bank A/S 4.61%, 10/02/2030(a)	U.S.$	479	467,522
Deutsche Bank AG/New York NY 2.31%, 11/16/2027		877	829,415
3.74%, 01/07/2033		920	790,433
6.72%, 01/18/2029		249	259,561
7.08%, 02/10/2034		391	410,274
7.15%, 07/13/2027		203	209,504
Discover Financial Services 7.96%, 11/02/2034		214	245,540

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DNB Bank ASA 4.875%, 11/12/2024(a)(c)	U.S.$	339	$338,801
Goldman Sachs Bank USA/New York NY 5.41%, 05/21/2027		864	872,115
Goldman Sachs Group, Inc. (The) 1.95%, 10/21/2027		805	761,163
HSBC Holdings PLC 3.97%, 05/22/2030		550	523,755
4.755%, 06/09/2028		513	510,461
5.73%, 05/17/2032		1,244	1,274,918
5.89%, 08/14/2027		1,080	1,098,983
6.16%, 03/09/2029		200	206,826
7.40%, 11/13/2034		376	419,864
Intesa Sanpaolo SpA 3.875%, 01/12/2028(a)		460	442,143
7.78%, 06/20/2054(a)		913	1,005,224
JPMorgan Chase & Co. 1.58%, 04/22/2027		647	617,410
1.95%, 02/04/2032		449	375,384
2.96%, 01/25/2033		1,953	1,706,111
4.98%, 07/22/2028		1,015	1,019,875
5.04%, 01/23/2028		959	964,020
5.77%, 04/22/2035		1,222	1,271,952
KBC Group NV 4.93%, 10/16/2030(a)		946	935,871
5.80%, 01/19/2029(a)		229	233,698
Lloyds Banking Group PLC 5.72%, 06/05/2030		866	887,573
7.50%, 09/27/2025(c)		288	289,691
7.95%, 11/15/2033		533	603,696
Morgan Stanley 5.04%, 07/19/2030		253	253,883
5.65%, 04/13/2028		1,206	1,229,751
5.94%, 02/07/2039		729	739,999
6.63%, 11/01/2034		431	471,641
Series G 1.51%, 07/20/2027		656	620,740
2.24%, 07/21/2032		302	252,884
Morgan Stanley Bank NA 4.45%, 10/15/2027		1,302	1,295,311
5.50%, 05/26/2028		1,240	1,261,269
Nationwide Building Society 2.97%, 02/16/2028(a)		1,065	1,016,863
NatWest Group PLC 3.03%, 11/28/2035		268	233,457
4.96%, 08/15/2030		766	760,151
8.125%, 11/10/2033(c)		276	295,363

10 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nordea Bank Abp 6.625%, 03/26/2026(a)(c)	U.S.$	343	$344,887
Royal Bank of Canada Series G 4.52%, 10/18/2028		917	912,030
5.07%, 07/23/2027		888	893,502
Santander Holdings USA, Inc. 6.50%, 03/09/2029		51	52,585
Santander UK Group Holdings PLC 2.47%, 01/11/2028		514	484,486
Shinhan Bank Co., Ltd. 4.375%, 04/13/2032(a)		385	360,645
Societe Generale SA 2.80%, 01/19/2028(a)		960	909,096
2.89%, 06/09/2032(a)		1,480	1,256,896
7.37%, 01/10/2053 (a)		400	407,368
Standard Chartered PLC 2.61%, 01/12/2028(a)		920	872,982
5.005%, 10/15/2030(a)		395	390,805
6.19%, 07/06/2027(a)		390	397,053
Sumitomo Mitsui Trust Bank Ltd. 4.45%, 09/10/2027(a)		389	386,023
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(c)		1,000	906,075
Synchrony Financial 5.935%, 08/02/2030		305	309,341
Toronto-Dominion Bank (The) 5.15%, 09/10/2034		450	442,252
UBS Group AG 9.25%, 11/13/2028(a)(c)		219	238,564
9.25%, 11/13/2033(a)(c)		202	233,666
UniCredit SpA 1.98%, 06/03/2027(a)		621	591,697
US Bank NA/Cincinnati OH 4.51%, 10/22/2027		522	520,194
Westpac Banking Corp. Series G 4.32%, 11/23/2031		554	545,205

			62,021,809

Brokerage – 0.2%
Nomura Holdings, Inc.
5.78%, 07/03/2034		506	515,944

Insurance – 4.5%
Allianz SE 3.20%, 10/30/2027(a)(c)		1,400	1,199,217
Athene Global Funding 5.53%, 07/11/2031(a)		479	485,149
5.62%, 05/08/2026(a)		1,237	1,248,172

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Centene Corp. 2.50%, 03/01/2031	U.S.$	1,295	$1,083,150
2.625%, 08/01/2031		708	588,951
Cigna Group (The) 2.375%, 03/15/2031		410	350,468
4.80%, 08/15/2038		600	555,595
Elevance Health, Inc. 5.15%, 06/15/2029		224	226,475
Generali Series E 2.12%, 10/01/2030(a)	EUR	545	550,638
2.43%, 07/14/2031(a)		470	473,278
Humana, Inc. 5.375%, 04/15/2031	U.S.$	173	173,071
5.75%, 03/01/2028		177	180,804
5.95%, 03/15/2034		816	837,088
Met Tower Global Funding 5.25%, 04/12/2029(a)		980	997,963
Principal Life Global Funding II 4.60%, 08/19/2027(a)		480	479,953
5.10%, 01/25/2029(a)		514	519,461
Swiss RE Subordinated Finance PLC 5.70%, 04/05/2035(a)		600	601,075
UnitedHealth Group, Inc. 4.90%, 04/15/2031		965	969,995
Zurich Finance Ireland Designated Activity Co. Series E 3.00%, 04/19/2051(a)		200	172,938

			11,693,441

Other Finance – 0.1%
GPS Blue Financing DAC 5.645%, 11/09/2041(d)		200	201,777

REITs – 6.6%
Alexandria Real Estate Equities, Inc. 3.80%, 04/15/2026		985	969,860
American Tower Corp. 3.70%, 10/15/2049		510	378,416
3.80%, 08/15/2029		285	271,211
5.25%, 07/15/2028		270	273,156
5.55%, 07/15/2033		361	367,331
5.80%, 11/15/2028		424	437,375
Boston Properties LP 4.50%, 12/01/2028		1,400	1,357,786
6.75%, 12/01/2027		183	190,768
Crown Castle, Inc. 2.90%, 03/15/2027		1,029	984,779
3.10%, 11/15/2029		587	536,384
4.30%, 02/15/2029		955	928,397
5.60%, 06/01/2029		186	190,755
5.80%, 03/01/2034		197	202,366

12 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	$723,912
Equinix, Inc. 1.55%, 03/15/2028	U.S.$	3,825	3,448,504
2.15%, 07/15/2030		711	613,437
3.90%, 04/15/2032		762	711,012
Newmark Group, Inc. 7.50%, 01/12/2029		367	388,491
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		765	642,689
Simon Property Group LP 4.75%, 09/26/2034		572	548,508
5.85%, 03/08/2053		384	396,951
Trust Fibra Uno 7.375%, 02/13/2034(a)		406	401,899
Ventas Realty LP 5.70%, 09/30/2043		290	286,848
Welltower OP LLC 2.70%, 02/15/2027		1,341	1,290,885
Weyerhaeuser Co. 3.375%, 03/09/2033		390	345,423
7.375%, 03/15/2032		22	24,897

			16,912,040

			91,345,011

Utility – 7.1%
Electric – 6.8%
Avangrid, Inc. 3.80%, 06/01/2029		673	642,362
Commonwealth Edison Co. 3.00%, 03/01/2050		205	136,854
5.65%, 06/01/2054		866	888,424
Series 133 3.85%, 03/15/2052		465	360,585
Consolidated Edison Co. of New York, Inc. 3.70%, 11/15/2059		505	367,100
4.50%, 05/15/2058		855	717,528
Series A 4.125%, 05/15/2049		155	126,735
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	835,265
EDP Finance BV 1.71%, 01/24/2028(a)		970	880,233
Electricite de France SA 9.125%, 03/15/2033(a)(c)		206	234,043
Enel Finance International NV 2.50%, 07/12/2031(a)(b)		1,270	1,076,678
5.50%, 06/26/2034(a)		349	351,625
6.80%, 09/15/2037(a)		280	304,580
7.50%, 10/14/2032(a)		200	227,150

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Engie Energia Chile SA 6.375%, 04/17/2034(a)	U.S.$	741	$755,190
Engie SA 5.875%, 04/10/2054(a)		489	494,152
Florida Power & Light Co. 5.30%, 04/01/2053		595	587,538
Iberdrola International BV Series NC9 1.825%, 08/09/2029(a)(c)	EUR	1,100	1,075,467
National Grid PLC 5.81%, 06/12/2033	U.S.$	339	351,476
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028		1,381	1,249,780
4.80%, 12/01/2077		325	311,032
6.70%, 09/01/2054		84	86,200
Niagara Energy SAC 5.75%, 10/03/2034(a)		399	391,020
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		1,611	1,371,847
5.29%, 01/17/2034(a)		75	74,465
PECO Energy Co. 5.25%, 09/15/2054		439	430,433
Public Service Electric & Gas Co. 3.10%, 03/15/2032		1,219	1,089,112
3.80%, 03/01/2046		615	488,622
3.85%, 05/01/2049		460	364,824
5.45%, 03/01/2054		354	358,400
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051		1,275	849,144

			17,477,864

Other Utility – 0.3%
American Water Capital Corp. 3.25%, 06/01/2051		735	511,131
3.45%, 05/01/2050		195	141,808

			652,939

			18,130,803

Total Corporates - Investment Grade (cost $259,181,590)			245,529,806

EMERGING MARKETS - CORPORATE BONDS – 1.0%
Industrial – 0.8%
Basic – 0.7%
Klabin Austria GmbH 3.20%, 01/12/2031(a)		2,040	1,746,240

14 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
ReNew Pvt. Ltd. 5.875%, 03/05/2027(a)	U.S.$	300	$293,625

			2,039,865

Financial Institutions – 0.2%
Banking – 0.2%
Itau Unibanco Holding SA/Cayman Island 3.875%, 04/15/2031(a)		480	469,800

Total Emerging Markets - Corporate Bonds (cost $2,798,108)			2,509,665

SUPRANATIONALS – 0.5%
International Bank for Reconstruction & Development Zero Coupon, 03/31/2027(d)		970	907,767
1.745%, 07/31/2033(b)(d)		300	294,818

Total Supranationals (cost $1,247,106)			1,202,585

CORPORATES - NON-INVESTMENT GRADE – 0.4%
Industrial – 0.4%
Consumer Cyclical - Automotive – 0.3%
Dana, Inc. 4.25%, 09/01/2030		935	815,558

Services – 0.1%
Belron UK Finance PLC 5.75%, 10/15/2029(a)		269	269,674

Total Corporates - Non-Investment Grade (cost $1,226,619)			1,085,232

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Peru – 0.3%
Corp. Financiera de Desarrollo SA 5.95%, 04/30/2029(a) (cost $722,069)		730	741,454

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Chile – 0.2%
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033(a) (cost $518,493)		516	527,512

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.0%
United States – 0.0%
Metropolitan Transportation Authority Series 2020 5.175%, 11/15/2049 (cost $6,169)	U.S.$	5	$4,442

		Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.72%(e)(f)(g) (g) (cost $2,197,208)		2,197,208	2,197,208

		Principal Amount (000)
Time Deposits – 0.0%
Citibank, London 2.09%, 11/01/2024 (cost $51,826)	EUR	48	51,826

Total Short-Term Investments (cost $2,249,034)			2,249,034

Total Investments – 99.1% (cost $267,949,188)			253,849,730
Other assets less liabilities – 0.9%			2,409,071

Net Assets – 100.0%			$256,258,801

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	15	December 2024	$3,089,180	$(28,992)
U.S. Ultra Bond (CBT) Futures	167	December 2024	20,979,375	(1,283,672)

Sold Contracts
Euro-BOBL Futures	4	December 2024	514,071	3,655
Euro-Bund Futures	10	December 2024	1,433,654	24,692
Euro-Schatz Futures	4	December 2024	463,556	696
U.S. 10 Yr Ultra Futures	153	December 2024	17,403,750	683,805
U.S. T-Note 5 Yr (CBT) Futures	69	December 2024	7,399,172	201,984

				$(397,832)

16 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
NatWest Markets PLC	EUR	2,890	USD	3,124	12/20/2024	$(26,339)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2024, the aggregate market value of these securities amounted to $51,635,207 or 20.15% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2024.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)

Security is exempt from registration under Rule 144a or Regulation S of the Securities Act of 1933. These securities, which represent 0.55% of net assets as of October 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net assets
GPS Blue Financing DAC 5.645%, 11/9/2041	05/18/2023	$200,632	$201,777	0.08%
International Bank for Reconstruct Development	03/23/2022	945,525	907,767	0.35%
International Bank for Reconstruct Development	08/13/2024	301,582	294,818	0.12%

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

October 31, 2024

Assets
Investments in securities, at value Unaffiliated issuers (cost $265,751,980)	$251,652,522
Affiliated issuers (cost $2,197,208)	2,197,208
Cash collateral due from broker	657,791
Foreign currencies, at value (cost $116)	116
Unaffiliated interest receivable	2,920,088
Receivable for capital stock sold	137,500
Receivable for variation margin on futures	50,641
Receivable due from Adviser	31,554
Affiliated dividends receivable	20,570

Total assets	257,667,990

Liabilities
Due to Custodian	2
Payable for investment securities purchased	907,971
Dividends payable	143,514
Advisory fee payable	99,008
Custody and accounting fees payable	73,202
Administrative fee payable	51,384
Unrealized depreciation on forward currency exchange contracts	26,339
Transfer Agent fee payable	3,000
Distribution fee payable	8
Accrued expenses	104,761

Total liabilities	1,409,189

Net Assets	$256,258,801

Composition of Net Assets
Capital stock, at par	$30,546
Additional paid-in capital	290,296,994
Accumulated loss	(34,068,739)

$256,258,801

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$30,782	3,669	$8.39	*

Advisor	$256,228,019	30,542,394	$8.39

*	The maximum offering price per share for Class A shares was $8.76, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2024

Investment Income
Interest	$11,032,900
Dividends
Affiliated issuers	178,537	$11,211,437

Expenses
Advisory fee (see Note B)	1,105,002
Transfer agency—Class A	5
Transfer agency—Advisor Class	21,308
Distribution fee—Class A	155
Custody and accounting	114,033
Administrative	106,469
Audit and tax	72,761
Legal	50,404
Registration fees	36,472
Printing	32,296
Directors’ fees	22,826
Miscellaneous	20,623

Total expenses	1,582,354
Less: expenses waived and reimbursed by the Adviser (see Note B)	(108,562)

Net expenses		1,473,792

Net investment income		9,737,645

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,505,613)
Forward currency exchange contracts		(36,584)
Futures		92,107
Foreign currency transactions		(16,797)
Net change in unrealized appreciation (depreciation) on:
Investments		24,745,946
Forward currency exchange contracts		(37,510)
Futures		667,070
Foreign currency denominated assets and liabilities		1,057

Net gain on investment and foreign currency transactions		20,909,676

Net Increase in Net Assets from Operations		$30,647,321

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024	Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,737,645	$7,040,845
Net realized loss on investment and foreign currency transactions	(4,466,887)	(8,380,090)
Net change in unrealized appreciation on investments and foreign currency denominated assets and liabilities	25,376,563	4,568,996

Net increase in net assets from operations	30,647,321	3,229,751
Distributions to Shareholders
Class A	(2,307)	(2,194)
Advisor Class	(9,794,747)	(7,739,111)
Capital Stock Transactions
Net increase	22,068,217	40,708,290

Total increase	42,918,484	36,196,736
Net Assets
Beginning of period	213,340,317	177,143,581

End of period	$256,258,801	$213,340,317

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2024

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of seven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of October 31, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

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NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$245,529,806		$	– 0	–	$245,529,806
Emerging Markets – Corporate Bonds		– 0	–	2,509,665			– 0	–	2,509,665
Supranationals		– 0	–	1,202,585			– 0	–	1,202,585
Corporates – Non-Investment Grade		– 0	–	1,085,232			– 0	–	1,085,232
Quasi-Sovereigns		– 0	–	741,454			– 0	–	741,454
Governments – Sovereign Bonds		– 0	–	527,512			– 0	–	527,512
Local Governments – US Municipal Bonds		– 0	–	4,442			– 0	–	4,442
Short-Term Investments:
Investment Companies		2,197,208		– 0	–		– 0	–	2,197,208
Time Deposits		51,826		– 0	–		– 0	–	51,826

Total Investments in Securities		2,249,034		251,600,696			– 0	–	253,849,730

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$914,832		$	– 0	–	$	– 0	–	$914,832	†
Liabilities
Futures	(1,312,664)			– 0	–		– 0	–	(1,312,664	)†
Forward Currency Exchange Contracts	– 0	–		(26,339)			– 0	–	(26,339)

Total	$1,851,202			$251,574,357		$	– 0	–	$253,425,559

*

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net

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NOTES TO FINANCIAL STATEMENTS (continued)

investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the year ended October 31, 2024, such reimbursements/waivers amounted to $103,496. The Expense Caps may not be terminated by the Adviser before January 31, 2025. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $122,942 for the fiscal period ended October 31, 2021 and $70,395 for the year ended October 31, 2022. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2024, the reimbursement for such services amounted to $106,469.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the year ended October 31, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2024, such waiver amounted to $5,066.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,525	$82,855	$83,183	$2,197	$179

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2024, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$132,232,060		$110,042,224
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$268,024,868

Gross unrealized appreciation	$4,292,935
Gross unrealized depreciation	(18,468,073)

Net unrealized depreciation	$(14,175,138)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2024, the Fund held futures for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$914,832	*	Payable for variation margin on futures	$1,312,664	*

Foreign currency contracts				Unrealized depreciation on forward currency exchange contracts	26,339

Total		$914,832			$1,339,003

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$92,107	$667,070

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(36,584)	(37,510)

Total		$55,523	$629,560

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2024:

Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$3,307,107
Futures:
Average notional amount of buy contracts	$22,237,694
Average notional amount of sale contracts	$22,897,894

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2024. Exchange-traded derivatives

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NOTES TO FINANCIAL STATEMENTS (continued)

and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
NatWest Markets PLC	$26,339	$	– 0	–	$	– 0	–	$	– 0	–	$26,339

Total	$26,339	$	– 0	–	$	– 0	–	$	– 0	–	$26,339	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2024	Year Ended October 31, 2023		Year Ended October 31, 2024	Year Ended October 31, 2023

Class A
Shares issued in reinvestment of dividends	240	236		$1,997	$1,906

Shares redeemed	(4,312)	– 0	–	(36,800)	– 0	–

Net increase (decrease)	(4,072)	236		$(34,803)	$1,906

Advisor Class
Shares sold	7,076,389	7,280,014		$58,737,614	$59,027,563

Shares issued in reinvestment of dividends	993,945	796,862		8,276,598	6,445,652

Shares redeemed	(5,422,671)	(3,072,884)		(44,911,192)	(24,766,831)

Net increase	2,647,663	5,003,992		$22,103,020	$40,706,384

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the

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NOTES TO FINANCIAL STATEMENTS (continued)

analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2024 and October 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$9,797,054	$7,741,305

Total taxable distributions paid	$9,797,054	$7,741,305

As of October 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(19,750,620	)(a)
Unrealized appreciation (depreciation)	(14,174,605	)(b)

Total accumulated earnings (deficit)	$(33,925,225	)(c)

(a)	As of October 31, 2024, the Fund had a net capital loss carryforward of $19,750,620.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of callable bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2024, the Fund had a net short-term capital loss carryforward of $3,756,252 and a net long-term capital loss carryforward of $15,994,368, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	May 10, 2021(a) to October 31, 2021
2024	2023	2022

Net asset value, beginning of period	$ 7.65	$ 7.74	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.31	.26	.18	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74	(.06)	(2.32)	.13

Net increase (decrease) in net asset value from operations	1.05	.20	(2.14)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.29)	(.23)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.31)	(.29)	(.24)	(.08)

Net asset value, end of period	$ 8.39	$ 7.65	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	13.83%	2.42%	(21.48)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31	$59	$58	$74

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.85%	.85%	.85%	.85	%(e)

Expenses, before waivers/reimbursements	.89%	.92%	.97%	1.14	%(e)

Net investment income(c)	3.70%	3.20%	2.04%	1.47	%(e)

Portfolio turnover rate	46%	30%	25%	31%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,					May 10, 2021(a) to October 31, 2021
	2024		2023		2022

Net asset value, beginning of period	$ 7.65		$ 7.74		$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.33		.28		.21	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74		(.06)		(2.33)	.13

Net increase (decrease) in net asset value from operations	1.07		.22		(2.12)	.21

Less: Dividends and Distributions

Dividends from net investment income	(.33)		(.31)		(.25)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.33)		(.31)		(.26)	(.09)

Net asset value, end of period	$ 8.39		$ 7.65		$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	14.12%		2.67%		(21.29)%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$256,228		$213,281		$177,086	$169,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%		.60%		.60%	.60	%(e)

Expenses, before waivers/reimbursements	.64%		.67%		.72%	.93	%(e)

Net investment income(c)	3.97%		3.46%		2.31%	1.69	%(e)

Portfolio turnover rate	46%		30%		25%	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Sustainable Thematic Credit Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Thematic Credit Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 10, 2021 (commencement of operations) through October 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period from May 10, 2021 (commencement of operations) through October 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2024

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2024. For foreign shareholders, 68.35% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Credit Portfolio (the “Fund”) at a meeting held in-person on July 30-31, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information for this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors noted that the Fund was not profitable to the Adviser in 2022. The directors concluded that that Adviser’s level of profitability from its relationship with the Fund in 2023 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was equal to the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the median of a

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peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

STC-0151-1024

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

ABF – AB Sustainable Thematic Credit Portfolio

At a Special Meeting held on July 18, 2024, shareholders of AB Sustainable Thematic Credit Portfolio (the “Fund”), a series of AB Bond Fund, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	569,016,292.601	61,523,285.298	N/A	N/A
Alexander Chaloff	625,504,935.690	5,034,642.209	N/A	N/A
R. Jay Gerken	625,142,617.785	5,396,960.114	N/A	N/A
Jeffrey R. Holland	625,417,104.544	5,122,473.355	N/A	N/A
Jeanette W. Loeb	527,628,025.087	102,911,552.812	N/A	N/A
Carol C. McMullen	569,273,581.612	61,265,996.287	N/A	N/A
Garry L. Moody	566,371,638.369	64,167,939.530	N/A	N/A
Emilie D. Wrapp	624,337,448.713	6,202,129.186	N/A	N/A

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes -Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 30, 2024